AXP(R)
                                                                     Progressive
                                                                            Fund

                                                              2001 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
   Express(R)
Funds

(icon of ruler)

AXP Progressive Fund seeks to provide shareholders with long-term growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Mid-Cap Mixture
Everyone likes to get a bargain. In the investment world, bargains are known as "value" stocks -- stocks whose prices are believed to be low in relation to the true worth of their respective companies. While AXP Progressive Fund's main focus is on mid-cap value stocks, the Fund also invests in mid-cap growth stocks -- which represent rapidly growing companies -- to create a highly diversified, balanced portfolio.


Table of Contents

2001 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman ....................................................3
From the Portfolio Managers ..........................................3
Fund Facts ...........................................................5
The 10 Largest Holdings ..............................................6
Making the Most of the Fund ..........................................7
The Fund's Long-term Performance .....................................8
Board Members and Officers...........................................10
Independent Auditors' Report ........................................12
Financial Statements ................................................13
Notes to Financial Statements .......................................16
Investments in Securities ...........................................23
Federal Income Tax Information ......................................27

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2   AXP PROGRESSIVE FUND -- ANNUAL REPORT

(picture of Arne H. Carlson)
Arne H. Carlson
Chairman of the board

From the Chairman
For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of Kent A. Kelley)
Kent A. Kelley
Portfolio manager

From the Portfolio Managers
A deteriorating stock market and a poor performance by technology holdings combined to create a substantial loss for AXP Progressive Fund during the past fiscal year. For the 12 months -- October 2000 through September 2001 -- the Fund's Class A shares lost 31.80% (excluding the sales charge). This compares with a loss of 25.45% for the Lipper Mid-Cap Core Index, a group of stocks commonly used to evaluate the performance of mutual funds such as this one.

The stock market was already in a slump when the period began, as indications of a weakening economy spawned increasing concerns about a similar slowdown in corporate profits. The result was a largely uninterrupted sell-off that didn't subside until late December.

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3   AXP PROGRESSIVE FUND -- ANNUAL REPORT

(picture of Jake Hurwitz)
Jake Hurwitz
Portfolio manager

RALLY REVERSES
Thanks to a surprise cut in short-term interest rates by the Federal Reserve in early January, the market made up some of the lost ground. But more bad news on the profit front sent stocks sharply down again in February and March. The market managed another rally in the spring, only to have that steadily reversed over the summer. The period came to a jolting conclusion in September, when the terrorist attack sparked another steep decline.

The stock sector most under pressure during the period was technology, the largest component of the Fund's portfolio and the mid-capitalization part of the market. Illustrating the extent of the downturn, several prominent stocks saw their prices cut in half and, in some cases, much more. While we avoided the worst of the dot-com meltdowns, we clearly were too aggressively positioned in the tech sector, in terms of both the number of holdings and their overall risk level. Major investments such as Applied Micro Circuits and Vitesse Semiconductor were especially hard hit.

There were problems in other areas, as well. Within biotechnology capital equipment, Waters Corporation suffered a sharp drop, and in financial services, Providian was a major disappointment.

All of those losses came from the growth side of the portfolio, which we modestly favored over value during the 12 months. This strategy also worked against the Fund, as value stocks far out-performed growth. In the value area, the Fund got its best performance from certain holdings in the transportation, consumer and health care sectors. Among the winners were Burlington Northern Santa Fe, Quest Diagnostics, Pepsi Bottling and Suiza Foods.

As for changes to the portfolio, late in the period we added a bit to health-care services stocks, reduced the exposure to technology and consumer cyclicals somewhat, and let cash reserves build up. This moderately conservative approach is in keeping with our current view that, while the worst may be over for the economy and the market, recovery will likely come in fits and starts until consumer and corporate confidence stabilize. Looking further ahead, we believe the powerful monetary and fiscal stimulus that has been injected into the financial system in 2001 has the potential to spawn a meaningful market advance before the end of the new fiscal year.

Kent A. Kelley

Jake Hurwitz

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4   AXP PROGRESSIVE FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                             $5.01
Sept. 30, 2000                                                             $8.44
Decrease                                                                   $3.43

Distributions -- Oct. 1, 2000 - Sept. 30, 2001
From income                                                                $0.02
From long-term capital gains                                               $0.93
Total distributions                                                        $0.95
Total return*                                                            -31.80%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                             $4.87
Sept. 30, 2000                                                             $8.26
Decrease                                                                   $3.39

Distributions -- Oct. 1, 2000 - Sept. 30, 2001
From income                                                                $  --
From long-term capital gains                                               $0.93
Total distributions                                                        $0.93
Total return*                                                            -32.31%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                             $4.85
Sept. 30, 2000                                                             $8.26
Decrease                                                                   $3.41

Distributions -- Oct. 1, 2000 - Sept. 30, 2001
From income                                                                $0.03
From long-term capital gains                                               $0.93
Total distributions                                                        $0.96
Total return*                                                            -32.22%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                             $5.04
Sept. 30, 2000                                                             $8.45
Decrease                                                                   $3.41

Distributions -- Oct. 1, 2000 - Sept. 30, 2001
From income                                                                $  --
From long-term capital gains                                               $0.93
Total distributions                                                        $0.93
Total return*                                                            -31.75%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.


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5   AXP PROGRESSIVE FUND -- ANNUAL REPORT

The 10 Largest Holdings
                                           Percent                Value
                                       (of net assets)   (as of Sept. 30, 2001)
 FirstEnergy                                  1.3%            $2,408,650
 King Pharmaceuticals                         1.2              2,233,795
 Avon Products                                1.1              1,942,500
 Southtrust                                   1.0              1,833,840
 Oxford Health Plans                          0.9              1,618,800
 Entergy                                      0.9              1,596,644
 Countrywide Credit Inds                      0.9              1,537,550
 Synovus Financial                            0.8              1,531,800
 Telephone & Data Systems                     0.8              1,508,800
 RJ Reynolds Tobacco Holdings                 0.8              1,485,640

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of pie chart)

The 10 holdings listed here make up 9.7% of net assets



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6   AXP PROGRESSIVE FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.


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7   AXP PROGRESSIVE FUND -- ANNUAL REPORT

The Fund's Long-term Performance

                          Value of your $10,000 in AXP Progressive Fund
(line chart)
$60,000


$50,000

                           S&P MidCap 400 Index
$40,000

                  Russell MidCap(R) Index
$30,000


$20,000                    Lipper Mid-Cap Core Index                     $17,550
                                                            AXP Progressive Fund
                           Lipper Mid-Cap Value Index                    Class A
   $9,245


'91     '92    '93     '94     '95    '96     '97     '98     '99     '00    '01


Average Annual Total Returns (as of Sept. 30, 2001)

                      1 year       5 years        10 years   Since inception
 Class A             -35.72%       -1.29%          +5.79%          N/A
 Class B             -34.67%       -1.01%            N/A         +2.90%*
 Class C             -32.80%         N/A             N/A        -22.90%**
 Class Y             -31.75%        0.00%            N/A         +3.82%*

 * Inception date was March 20, 1995.
** Inception date was June 26, 2000.

Assumes: Holding period from 10/1/91 to 9/30/01. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $9,946. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to four widely cited performance indexes, the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), the Russell MidCap(R) Index, the Lipper Mid-Cap Core Index and the Lipper Mid-Cap Value Index. In comparing AXP Progressive Fund (Class A) to these indexes, you should take into account the fact that the Fund'sperformance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.



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8   AXP PROGRESSIVE FUND -- ANNUAL REPORT

S&P MidCap 400 Index, an unmanaged market-weighted index, consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Russell MidCap(R) Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000(R) Index. These represent approximately 24% of the total market capitalization of the Russell 1000 Index.

Lipper Mid-Cap Core Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Lipper Mid-Cap Value Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


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9   AXP PROGRESSIVE FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 72 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                        Position held    Principal occupations       Other directorships
address,                     with             during past five years
age                          Registrant and
                             length of
                             service
---------------------------- ---------------- --------------------------- --------------------------
H. Brewster Atwater, Jr.     Board member     Retired chair and chief
4900 IDS Tower               since 1996       executive officer,
Minneapolis, MN 55402                         General Mills, Inc.
Born in 1931                                  (consumer foods)
---------------------------- ---------------- --------------------------- --------------------------
Arne H. Carlson              Chair of the     Chair, Board Services
901 S. Marquette Ave.        Board since      Corporation (provides
Minneapolis, MN 55402        1999             administrative  services
Born in 1934                                  to boards),  former
                                              Governor of Minnesota
---------------------------- ---------------- --------------------------- --------------------------
Lynne V. Cheney              Board member     Distinguished Fellow, AEI   The Reader's Digest
American Enterprise          since 1994                                   Association Inc.
Institute
for Public Policy Research
(AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
---------------------------- ---------------- --------------------------- --------------------------
Livio D. DeSimone            Board member     Retired chair of the        Cargill, Incorporated
30 Seventh Street East       since 2001       board and chief executive   (commodity merchants and
Suite 3050                                    officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                       and Manufacturing (3M)      Corporation (department
Born in 1936                                                              stores), General Mills,
                                                                          Inc. (consumer foods),
                                                                          Vulcan Materials Company
                                                                          (construction
                                                                          materials/chemicals) and
                                                                          Milliken & Company
                                                                          (textiles and chemicals)
---------------------------- ---------------- --------------------------- --------------------------
Ira D. Hall                  Board member     Treasurer, Texaco Inc.
Texaco, Inc.                 since 2001       since 1998.  Prior to
2000 Westchester Avenue                       that, director,
White Plains, NY 10650                        International Operations
Born in 1944                                  IBM Corp.
---------------------------- ---------------- --------------------------- --------------------------
Heinz F. Hutter              Board member     Retired president and
P.O. Box 2187                since 1994       chief operating officer,
Minneapolis, MN 55402                         Cargill, Incorporated
Born in 1929                                  (commodity merchants and
                                              processors)
---------------------------- ---------------- --------------------------- --------------------------
Anne P. Jones                Board member     Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.         since 1985                                   (electronics)
Bethesda, MD 20816
Born in 1935
---------------------------- ---------------- --------------------------- --------------------------
William R. Pearce 2050       Board member     RII Weyerhaeuser World
One Financial Plaza          since 1980       Timberfund, L.P.
Minneapolis, MN 55402                         (develops timber
Born in 1927                                  resources) - management
                                              committee; former chair,
                                              American Express Funds
---------------------------- ---------------- --------------------------- --------------------------

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10   AXP PROGRESSIVE FUND -- ANNUAL REPORT

Independent Board Members

Name,                        Position held     Principal occupations     Other directorships
address,                     with Registrant   during past five years
age                          and length of
                             service
---------------------------- ----------------- ------------------------- --------------------------
Alan K. Simpson              Board member      Former three-term         Biogen, Inc.
1201 Sunshine Ave.           since 1997        United States Senator     (bio-pharmaceuticals)
Cody, WY 82414                                 for Wyoming
Born in 1931
---------------------------- ----------------- ------------------------- --------------------------
C. Angus Wurtele             Board member      Retired chair of the      Bemis Corporation
4900 IDS Tower               since 1994        board and  chief          (packaging)
Minneapolis, MN 55402                          executive officer,  The
Born in 1934                                   Valspar Corporation
---------------------------- ----------------- ------------------------- --------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                       Position held with       Principal occupations    Other directorships
address,                    Registrant and length    during past five years
age                         of service
--------------------------- ------------------------ ------------------------ ------------------------
David R. Hubers             Board member  since      Retired chief            Chronimed Inc.
50643 AXP Financial Center  1993                     executive officer and    (specialty
Minneapolis, MN 55474                                director of AEFC         pharmaceutical
Born in 1943                                                                  distribution), RTW
                                                                              Inc. (manages workers
                                                                              compensation
                                                                              programs), Lawson
                                                                              Software, Inc.
                                                                              (technology based
                                                                              business  applications)
--------------------------- ------------------------ ------------------------ ------------------------
John R. Thomas              Board member  since      Senior vice president
50652 AXP Financial Center  1987,  president since   - information and
Minneapolis, MN 55474       1997                     technology of AEFC
Born in 1937
--------------------------- ------------------------ ------------------------ ------------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

Other Officers

Name, address, age           Position held    Principal occupations       Other directorships
                             with             during past five years
                             Registrant and
                             length of
                             service
---------------------------- ---------------- --------------------------- --------------------------
John M. Knight               Treasurer        Vice president -
50005 AXP Financial Center   since 1999       investment accounting of
Minneapolis, MN 55474                         AEFC
Born in 1952
---------------------------- ---------------- --------------------------- --------------------------
Leslie L. Ogg                Vice             President of Board
901 S. Marquette Ave.        president,       Services Corporation
Minneapolis, MN 55402        general
Born in 1938                 counsel and
                             secretary
                             since 1978
---------------------------- ---------------- --------------------------- --------------------------
Frederick C. Quirsfeld       Vice president   Senior vice president -
53609 AXP Financial Center   since 1998       fixed income of AEFC
Minneapolis, MN 55474
Born in 1947
---------------------------- ---------------- --------------------------- --------------------------


The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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11   AXP PROGRESSIVE FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP PROGRESSIVE FUND, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Progressive Fund, Inc. as of September 30, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2001, and the financial highlights for each of the years in the five-year period ended September 30, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Progressive Fund, Inc. as of September 30, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Minneapolis, Minnesota

November 2, 2001



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12   AXP PROGRESSIVE FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Progressive Fund, Inc.

Sept. 30, 2001
Assets
Investments in securities, at value (Note 1)*
   (identified cost $226,027,269)                                               $181,161,977
Cash in bank on demand deposit                                                        22,919
Dividends and accrued interest receivable                                            213,301
Receivable for investment securities sold                                            705,196
                                                                                     -------
Total assets                                                                     182,103,393
                                                                                 -----------
Liabilities
Payable for investment securities purchased                                          191,380
Payable upon return of securities loaned (Note 5)                                    975,000
Accrued investment management services fee                                             3,061
Accrued distribution fee                                                               1,741
Accrued transfer agency fee                                                            1,223
Accrued administrative services fee                                                      287
Other accrued expenses                                                               126,454
                                                                                     -------
Total liabilities                                                                  1,299,146
                                                                                   ---------
Net assets applicable to outstanding capital stock                              $180,804,247
                                                                                ============
Represented by
Capital stock -- $.01 par value (Note 1)                                        $    362,567
Additional paid-in capital                                                       250,270,342
Undistributed net investment income                                                    3,312
Accumulated net realized gain (loss) (Note 8)                                    (24,966,682)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            (44,865,292)
                                                                                 -----------
Total -- representing net assets applicable
   to outstanding capital stock                                                 $180,804,247
                                                                                ============
Net assets applicable to outstanding shares:
                                         Class A                                $153,296,613
                                         Class B                                $ 27,393,307
                                         Class C                                $    112,725
                                         Class Y                                $      1,602
Net asset value per share of outstanding capital stock:
                                         Class A shares       30,608,211        $       5.01
                                         Class B shares        5,624,901        $       4.87
                                         Class C shares           23,264        $       4.85
                                         Class Y shares              318        $       5.04
                                                                     ---        ------------
* Including securities on loan, at value (Note 5)                               $    947,100
                                                                                ------------

See accompanying notes to financial statements.

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13   AXP PROGRESSIVE FUND -- ANNUAL REPORT

Statement of operations
AXP Progressive Fund, Inc.

Year ended Sept. 30, 2001
Investment income
Income:
Dividends                                                                      $   2,400,954
Interest                                                                             340,448
   Less foreign taxes withheld                                                          (457)
                                                                                        ----
Total income                                                                       2,740,945
                                                                                   ---------
Expenses (Note 2):
Investment management services fee                                                 1,337,549
Distribution fee
   Class A                                                                           539,166
   Class B                                                                           393,413
   Class C                                                                               940
Transfer agency fee                                                                  432,839
Incremental transfer agency fee
   Class A                                                                            39,854
   Class B                                                                            16,547
   Class C                                                                                37
Service fee -- Class Y                                                                     3
Administrative services fees and expenses                                            157,294
Compensation of board members                                                          8,460
Custodian fees                                                                        37,895
Printing and postage                                                                  28,259
Registration fees                                                                     31,651
Audit fees                                                                            26,000
Other                                                                                  9,207
                                                                                       -----
Total expenses                                                                     3,059,114
   Earnings credits on cash balances (Note 2)                                        (19,762)
                                                                                     -------
Total net expenses                                                                 3,039,352
                                                                                   ---------
Investment income (loss) -- net                                                     (298,407)
                                                                                    --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                (24,205,828)
   Foreign currency transactions                                                       4,689
                                                                                       -----
Net realized gain (loss) on investments                                          (24,201,139)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            (68,440,172)
                                                                                 -----------
Net gain (loss) on investments and foreign currencies                            (92,641,311)
                                                                                 -----------
Net increase (decrease) in net assets resulting from operations                 $(92,939,718)
                                                                                ============

--------------------------------------------------------------------------------
See accompanying notes to financial statements.

14   AXP PROGRESSIVE FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Progressive Fund, Inc.

Year ended Sept. 30,                                             2001                2000
Operations and distributions
Investment income (loss) -- net                          $      (298,407)    $     1,306,394
Net realized gain (loss) on investments                      (24,201,139)         58,863,883
Net change in unrealized appreciation
   (depreciation) on investments
   and on translation of assets
   and liabilities in foreign currencies                     (68,440,172)            288,322
                                                             -----------             -------
Net increase (decrease) in net assets resulting
   from operations                                           (92,939,718)         60,458,599
                                                             -----------          ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                   (811,821)         (3,258,017)
      Class B                                                         --              (1,711)
      Class C                                                       (252)                 --
      Class Y                                                         --            (105,288)
   Net realized gain
      Class A                                                (28,599,427)                 --
      Class B                                                 (5,341,090)                 --
      Class C                                                     (6,728)                 --
      Class Y                                                       (257)                 --
                                                                    ----                ----
Total distributions                                          (34,759,575)         (3,365,016)
                                                             -----------          ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                    10,616,726          22,836,979
   Class B shares                                              3,600,258           7,351,507
   Class C shares                                                137,070              24,636
   Class Y shares                                                     --           2,280,880
Reinvestment of distributions at net asset value
   Class A shares                                             28,379,748           3,069,199
   Class B shares                                              5,231,958               1,708
   Class C shares                                                  6,981                  --
   Class Y shares                                                    257             105,288
Payments for redemptions
   Class A shares                                            (54,517,429)       (189,771,084)
   Class B shares (Note 2)                                   (12,800,242)        (48,936,208)
   Class C shares (Note 2)                                       (12,271)                 --
   Class Y shares                                                     --         (13,052,262)
                                                                    ----         -----------
Increase (decrease) in net assets
   from capital share transactions                           (19,356,944)       (216,089,357)
                                                             -----------        ------------
Total increase (decrease) in net assets                     (147,056,237)       (158,995,774)
Net assets at beginning of year                              327,860,484         486,856,258
                                                             -----------         -----------
Net assets at end of year                                  $ 180,804,247       $ 327,860,484
                                                           =============       =============
Undistributed net investment income                        $       3,312    $        815,953
                                                           -------------    ----------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
15   AXP PROGRESSIVE FUND -- ANNUAL REPORT

Notes to Financial Statements
AXP Progressive Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in common stocks of medium-sized U.S. companies.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 253 shares of capital stock at $7.92 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if

--------------------------------------------------------------------------------
16   AXP PROGRESSIVE FUND -- ANNUAL REPORT
the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions

--------------------------------------------------------------------------------
17   AXP PROGRESSIVE FUND -- ANNUAL REPORT
made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $297,839 and accumulated net realized loss has been decreased by $47,561 resulting in a net reclassification adjustment to decrease paid-in capital by $345,400.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Value Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $290,985 for the year ended Sept. 30, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund

--------------------------------------------------------------------------------
18   AXP PROGRESSIVE FUND -- ANNUAL REPORT
pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $110,970 for Class A, $33,494 for Class B and $28 for Class C for the year ended Sept. 30, 2001.

During the year ended Sept. 30, 2001, the Fund's custodian and transfer agency fees were reduced by $19,762 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $181,480,403 and $239,986,280, respectively, for the year ended Sept. 30, 2001. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $28,767 for the year ended Sept. 30, 2001.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                              Year ended Sept. 30, 2001
                                             Class A           Class B           Class C          Class Y
Sold                                        1,632,094           573,437           21,302                --
Issued for reinvested distributions         4,441,275           837,113            1,122                40
Redeemed                                   (8,257,563)       (1,983,568)          (2,157)               --
                                           ----------        ----------           ------               ---
Net increase (decrease)                    (2,184,194)         (573,018)          20,267                40
                                           ----------          --------           ------                --

                                                               Year ended Sept. 30, 2000
                                             Class A           Class B           Class C*         Class Y
Sold 3,046,538                              1,003,999             2,997          312,152
Issued for reinvested distributions           421,662               232               --            14,483
Redeemed                                  (25,249,079)       (6,627,263)              --        (1,680,899)
                                          -----------        ----------            -----        ----------
Net increase (decrease)                   (21,780,879)       (5,623,032)           2,997        (1,354,264)
                                          -----------        ----------            -----        ----------

* Inception date was June 26, 2000.

5. LENDING OF PORTFOLIO SECURITIES
As of Sept. 30, 2001, securities valued at $947,100 were on loan to brokers. For collateral, the Fund received $975,000 in cash. Income from securities lending amounted to $21,852 for the year ended Sept. 30, 2001. The risk of the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based

--------------------------------------------------------------------------------
19 AXP PROGRESSIVE FUND -- ANNUAL REPORT on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended Sept. 30, 2001.

7. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

8. CAPITAL LOSS CARRY-OVER
For federal income purposes, the Fund had a capital loss carry-over of $22,321,177 as of Sept. 30, 2001, that will expire in 2009 and 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                  2001          2000        1999        1998         1997
Net asset value, beginning of period         $ 8.44         $7.21       $ 7.93      $10.17       $ 8.23
                                             ------         -----       ------      ------       ------
Income from investment operations:
Net investment income (loss)                     --           .04          .05         .05          .08
Net gains (losses)
   (both realized and unrealized)             (2.48)         1.25          .65       (1.43)        2.54
                                              -----          ----          ---       -----         ----
Total from investment operations              (2.48)         1.29          .70       (1.38)        2.62
                                              -----          ----          ---       -----         ----
Less distributions:
Dividends from net investment income           (.02)         (.06)        (.05)       (.08)        (.08)
Distributions from realized gains              (.93)           --        (1.37)       (.78)        (.60)
                                               ----          ----        -----        ----         ----
Total distributions                            (.95)         (.06)       (1.42)       (.86)        (.68)
                                               ----          ----        -----        ----         ----
Net asset value, end of period               $ 5.01         $8.44       $ 7.21     $  7.93       $10.17
                                             ------         -----       ------     -------       ------

Ratios/supplemental data
Net assets, end of period (in millions)        $153          $277         $394        $445         $491
                                               ----          ----         ----        ----         ----
Ratio of expenses
   to average daily net assets(c)             1.08%         1.06%         .99%       1.02%        1.10%
                                              ----          ----          ---        ----         ----
Ratio of net investment income (loss)
   to average daily net assets                 .01%          .45%         .65%        .57%         .95%
                                               ---           ---          ---         ---          ---
Portfolio turnover rate
   (excluding short-term securities)            73%          121%          93%        116%          60%
                                                --           ---           --         ---           --
Total return(e)                             (31.80%)       18.10%        8.20%     (14.77%)      33.87%
                                            ------         -----         ----      ------        -----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20  AXP PROGRESSIVE FUND -- ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                  2001         2000        1999         1998         1997
Net asset value, beginning of period         $ 8.26         $7.06       $ 7.80      $10.03      $  8.15
                                             ------         -----       ------      ------      -------
Income from investment operations:
Net investment income (loss)                   (.03)         (.02)        (.01)         --          .03
Net gains (losses)
   (both realized and unrealized)             (2.43)         1.22          .64       (1.42)        2.49
                                              -----          ----          ---       -----         ----
Total from investment operations              (2.46)         1.20          .63       (1.42)        2.52
                                              -----          ----          ---       -----         ----
Less distributions:
Dividends from net investment income             --            --           --        (.03)        (.04)
Distributions from realized gains              (.93)           --        (1.37)       (.78)        (.60)
                                               ----           ---        -----        ----         ----
Total distributions                            (.93)           --        (1.37)       (.81)        (.64)
                                               ----           ---        -----        ----         ----
Net asset value, end of period               $ 4.87         $8.26       $ 7.06     $  7.80       $10.03
                                             ------         -----       ------     -------       ------

Ratios/supplemental data
Net assets, end of period (in millions)         $27           $51          $83         $84          $60
                                                ---           ---          ---         ---          ---
Ratio of expenses
   to average daily net assets(c)             1.86%         1.83%        1.76%       1.78%        1.87%
                                              ----          ----         ----        ----         ----
Ratio of net investment income (loss)
   to average daily net assets                (.79%)        (.31%)       (.12%)      (.21%)        .21%
                                              ----          ----         ----        ----          ---
Portfolio turnover rate
   (excluding short-term securities)            73%          121%          93%        116%          60%
                                                --           ---           --         ---           --
Total return(e)                             (32.31%)       17.00%        7.49%     (15.42%)      32.85%
                                            ------         -----         ----      ------        -----

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                  2001        2000(b)
Net asset value, beginning of period         $ 8.26         $7.78
                                             ------         -----
Income from investment operations:
Net investment income (loss)                   (.02)         (.06)
Net gains (losses)
   (both realized and unrealized)             (2.43)          .54
                                              -----           ---
Total from investment operations              (2.45)          .48
                                              -----           ---
Less distributions:
Dividends from net investment income           (.03)           --
Distributions from realized gains              (.93)           --
                                               ----           ---
Total distributions                            (.96)           --
                                               ----           ---
Net asset value, end of period               $ 4.85         $8.26
                                             ------         -----

Ratios/supplemental data
Net assets, end of period (in millions)         $--           $--
                                                ---           ---
Ratio of expenses
   to average daily net assets(c)             1.86%         1.83%(d)
                                              ----          ----
Ratio of net investment income (loss)
   to average daily net assets                (.76%)        (.85%)(d)
                                              ----          ----
Portfolio turnover rate
   (excluding short-term securities)            73%          121%
                                                --           ---
Total return(e)                             (32.22%)        6.17%
                                            ------          ----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21  AXP PROGRESSIVE FUND -- ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                  2001         2000         1999        1998         1997
Net asset value, beginning of period         $ 8.45         $7.22       $ 7.94      $10.18       $ 8.24
                                             ------         -----       ------      ------       ------
Income from investment operations:
Net investment income (loss)                    .01           .06          .06         .06          .09
Net gains (losses)
   (both realized and unrealized)             (2.49)         1.25          .64       (1.43)        2.54
                                              -----          ----          ---       -----         ----
Total from investment operations              (2.48)         1.31          .70       (1.37)        2.63
                                              -----          ----          ---       -----         ----
Less distributions:
Dividends from net investment income             --          (.08)        (.05)       (.09)        (.09)
Distributions from realized gains              (.93)           --        (1.37)       (.78)        (.60)
                                               ----           ---        -----        ----         ----
Total distributions                            (.93)         (.08)       (1.42)       (.87)        (.69)
                                               ----          ----        -----        ----         ----
Net asset value, end of period               $ 5.04         $8.45       $ 7.22      $ 7.94       $10.18
                                             ------         -----       ------      ------       ------

Ratios/supplemental data
Net assets, end of period (in millions)         $--           $--          $10          $8           $7
                                                ---           ---          ---          --           --
Ratio of expenses
   to average daily net assets(c)              .95%          .85%         .89%        .95%         .98%
                                               ---           ---          ---         ---          ---
Ratio of net investment income (loss)
   to average daily net assets                 .14%          .73%         .75%        .62%        1.09%
                                               ---           ---          ---         ---         ----
Portfolio turnover rate
   (excluding short-term securities)            73%          121%          93%        116%          60%
                                                --           ---           --         ---           --
Total return(e)                             (31.75%)       18.28%        8.32%     (14.70%)      34.06%
                                            ------         -----         ----      ------        -----

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
23   AXP PROGRESSIVE FUND -- ANNUAL REPORT

Investments in Securities

AXP Progressive Fund, Inc.
Sept. 30, 2001
(Percentages represent value of investments compared to net assets)

Common stocks (93.8%)
Issuer                              Shares              Value(a)

Aerospace & defense (1.3%)
Northrop Grumman                    12,300            $1,242,300
Raytheon                            30,000             1,042,500
Total                                                  2,284,800

Airlines (0.4%)
Continental Airlines Cl B           17,000(b)            255,000
Southwest Airlines                  35,750               530,530
Total                                                    785,530

Automotive & related (2.7%)
Cummins Engine                      17,000               561,000
Delphi Automotive Systems           99,000             1,163,250
Johnson Controls                    17,000             1,109,080
Lear                                24,000(b)            648,480
Navistar Intl                       23,000(b)            649,750
SPX                                  9,500               787,550
Total                                                  4,919,110

Banks and savings & loans (7.8%)
Astoria Financial                   17,000             1,007,420
City Natl                            9,800               422,870
Compass Bancshares                  40,000             1,041,200
First Virginia Banks                19,900               911,420
Golden State Bancorp                32,000               972,800
Golden West Financial               25,500             1,481,550
Greater Bay Bancorp                 16,000               372,320
Hibernia Cl A                       45,500               743,925
Investors Financial Services        13,000               749,320
M&T Bank                             5,000               370,000
North Fork Bancorporation           44,000             1,308,560
Silicon Valley Bancshares           20,000(b)            404,000
Southtrust                          72,000             1,833,840
Synovus Financial                   55,500             1,531,800
TCF Financial                       23,900             1,100,834
Total                                                 14,251,859

Beverages & tobacco (1.7%)
Coors (Adolph) Cl B                 10,500               472,500
Pepsi Bottling Group                25,000             1,151,750
RJ Reynolds Tobacco Holdings        26,000             1,485,640
Total                                                  3,109,890

Building materials & construction (1.8%)
American Standard                   18,200(b)          1,001,000
Centex                              21,000               708,330
Georgia-Pacific Group               21,000               604,590
Masco                               46,000               940,240
Total                                                  3,254,160

Chemicals (3.3%)
Air Products & Chemicals            34,600             1,334,868
Allied Waste Inds                   38,000(b)            484,500
Ecolab                              27,000               980,910
Engelhard                           32,000               739,200
Lubrizol                            15,000               474,000
OM Group                            11,000               605,000
PPG Inds                            14,000               640,500
Republic Services                   39,000(b)            631,800
Total                                                  5,890,778

Communications equipment & services (0.9%)
ADC Telecommunications              96,000(b)            335,040
Brocade Communications Systems      32,000(b)            448,960
RF Micro Devices                    35,000(b)            581,700
Sonus Networks                      43,000(b)            129,000
Time Warner Telecom Cl A            13,000(b)             94,250
Total                                                  1,588,950

Computer software & services (0.8%)
Citrix Systems                      43,500(b)            861,300
Micromuse                           40,000(b)            227,200
PeopleSoft                          22,000(b)            396,880
Total                                                  1,485,380

Computers & office equipment (5.4%)
Advent Software                     10,000(b)            376,500
BISYS Group                         20,000(b)          1,060,400
Concord EFS                         23,400(b)          1,145,430
CSG Systems Intl                    12,000(b)            492,000
DST Systems                         19,500(b)            843,375
Emulex                              28,000(b)            266,280
Fiserv                              24,000(b)            818,640
Henry (Jack) & Associates           35,200               798,688
Mercury Interactive                 25,000(b)            476,000
Netegrity                           22,400(b)            191,968
Rational Software                   45,500(b)            394,030
RSA Security                        19,500(b)            262,470

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
23   AXP PROGRESSIVE FUND -- ANNUAL REPORT

Issuer                              Shares              Value(a)

Computers & office equipment (cont.)
Sanmina                             57,400(b)           $779,492
Storage Technology                  20,000(b)            251,000
Sybase                              56,200(b)            522,660
Tech Data                           30,000(b)          1,137,000
Total                                                  9,815,933

Electronics (6.5%)
Advanced Micro Devices              65,000(b)            529,750
Amkor Technology                    48,500(b)            510,220
Amphenol Cl A                       19,400(b)            674,150
Applied Micro Circuits              59,200(b)            413,808
Atmel                               78,800(b)            526,384
Cypress Semiconductor               34,600(b)            514,156
Foundry Networks                    45,000(b)            272,250
KEMET                               64,000(b)          1,053,440
KLA-Tencor                          16,000(b)            505,280
Lam Research                        55,400(b)            939,030
LSI Logic                           44,500(b)            522,875
Microchip Technology                20,450(b)            548,060
PerkinElmer                         18,600               488,064
Plexus                              23,000(b)            542,340
Symbol Technologies                 36,000               377,640
Teradyne                            32,400(b)            631,800
TranSwitch                          54,700(b)            167,382
TriQuint Semiconductor              43,726(b)            699,179
Varian Medical Systems               6,000(b)            384,900
Vitesse Semiconductor               31,000(b)            240,250
Waters                              32,000(b)          1,144,640
Total                                                 11,685,598

Energy (3.8%)
Cabot Oil & Gas Cl A                40,000               798,000
Devon Energy                        26,000               894,400
FirstEnergy                         67,000             2,408,650
Kerr-McGee                          16,000               830,560
Mitchell Energy &
  Development Cl A                  18,000               902,160
Noble Affiliates                    34,000             1,053,660
Total                                                  6,887,430

Energy equipment & services (1.6%)
BJ Services                         42,600(b)            757,854
Cooper Cameron                      13,000(b)            426,400
Nabors Inds                         35,000(b)            733,950
Noble Drilling                      41,000(b)            984,000
Total                                                  2,902,204

Financial services (3.3%)
AmeriCredit                         16,700(b)            528,054
Bear Stearns Companies              21,000             1,050,210
Countrywide Credit Inds             35,000             1,537,550
Metris Companies                    31,900               789,525
Neuberger Berman                    15,450               538,896
Providian Financial                 10,100               203,515
Radian Group                        33,600             1,293,600
Total                                                  5,941,350

Food (0.5%)
Suiza Foods                         15,000(b,d)          947,100

Furniture & appliances (0.7%)
Ethan Allen Interiors               22,400               616,000
Whirlpool                           11,000               608,850
Total                                                  1,224,850

Health care (8.6%)
Allergan                            12,900               855,270
Applera-Applied
  Biosystem Group                   13,000               317,200
Biomet                              42,300             1,237,275
Cephalon                            17,000(b)            847,960
Enzon                                8,000(b)            408,000
Forest Laboratories                 16,000(b)          1,154,240
Genzyme-General Division            26,000(b)          1,180,920
Gilead Sciences                     22,000(b)          1,235,740
Guidant                             15,000(b)            577,500
Immunex                             19,000(b)            354,350
IVAX                                37,000(b)            820,290
King Pharmaceuticals                53,249(b)          2,233,795
MedImmune                           18,000(b)            641,340
Millennium Pharmaceuticals          28,214(b)            501,081
Myriad Genetics                     18,000(b)            551,520
Protein Design Labs                 21,000(b)            991,830
Quest Diagnostics                   13,000(b)            802,100
Techne                              18,800(b)            553,284
Vertex Pharmaceuticals              25,000(b)            451,000
Total                                                 15,714,695

Health care services (5.4%)
AdvancePCS                          13,000(b)            933,140
AmerisourceBergen                   15,000(b)          1,064,250
Caremark Rx                         35,000(b)            583,800
DaVita                              38,500(b)            783,475
Lincare Holdings                    50,000(b)          1,328,500
McKesson HBOC                       28,100             1,061,899
Oxford Health Plans                 57,000(b)          1,618,800
Trigon Healthcare                   13,000(b)            851,500
Universal Health Services Cl B      12,000(b)            585,600
Wellpoint Health Networks            9,000(b)            982,350
Total                                                  9,793,314

See accompanying notes to investments in securities.

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24   AXP PROGRESSIVE FUND -- ANNUAL REPORT

Issuer                              Shares              Value(a)

Household products (1.5%)
Avon Products                       42,000            $1,942,500
Clorox                              21,000               777,000
Total                                                  2,719,500

Industrial equipment & services (0.9%)
Deere & Co                          32,000             1,203,520
Teleflex                            11,000               411,290
Total                                                  1,614,810

Insurance (4.3%)
Ambac Financial Group               20,000             1,094,200
Everest Re Group                     8,500(c)            549,950
Jefferson-Pilot                     23,950             1,065,296
Old Republic Intl                   43,300             1,134,893
PMI Group                           12,000               748,680
Progressive Corp                     6,000               803,400
Protective Life                     33,000               957,000
Reinsurance Group of America        15,000               511,650
St. Paul Companies                  21,100               869,742
Total                                                  7,734,811

Leisure time & entertainment (1.0%)
Callaway Golf                       50,000               640,000
Intl Game Technology                27,000(b)          1,147,500
Total                                                  1,787,500

Media (2.7%)
Adelphia Communications Cl A        25,000(b)            555,000
Cox Radio Cl A                      30,000(b)            605,100
Entercom Communications Cl A        24,500(b)            833,000
Interpublic Group of Companies      18,000               367,200
Lamar Advertising                   27,000(b)            818,640
New York Times Cl A                 24,800               967,944
Westwood One                        33,200(b)            738,700
Total                                                  4,885,584

Metals (0.6%)
AK Steel Holding                    36,000               304,200
Nucor                               20,000               794,000
Total                                                  1,098,200

Miscellaneous (0.4%)
Dobson Communications Cl A          49,000(b)            507,150
Retek                               21,600(b)            262,872
Total                                                    770,022

Multi-industry conglomerates (2.2%)
Apollo Group Cl A                   23,000(b)            966,690
Danaher                             17,700               835,086
ITT Inds                            22,000               985,600
Mettler-Toledo Intl                 18,300(b)            771,162
Stewart & Stevenson Services        16,000               385,280
Total                                                  3,943,818

Paper & packaging (2.2%)
Boise Cascade                       22,000               649,000
Bowater                             18,500               814,370
Pactiv                              61,000(b)            883,890
Sealed Air                          22,200(b)            810,078
Smurfit-Stone Container             59,000(b)            780,570
Total                                                  3,937,908

Real estate investment trust (2.4%)
Archstone Communities Trust         46,000             1,200,600
Equity Office Properties Trust      45,000             1,440,000
Equity Residential
  Properties Trust                  14,000               817,600
Starwood Hotels &
  Resorts Worldwide                 42,000               924,000
Total                                                  4,382,200

Restaurants & lodging (1.3%)
Brinker Intl                        34,000(b)            803,080
Darden Restaurants                  26,000               682,500
MGM Mirage                          41,100               923,928
Total                                                  2,409,508

Retail (4.8%)
AutoNation                          63,000(b)            553,770
Bed Bath & Beyond                   26,300(b)            669,598
Best Buy                            25,000(b)          1,136,250
BJ's Wholesale Club                 18,000(b)            856,980
CDW Computer Centers                19,000(b)            687,420
Dollar Tree Stores                  25,000(b)            468,750
Federated Dept Stores               18,000(b)            507,600
RadioShack                          23,600               572,300
Staples                             48,000(b)            639,360
Talbots                             22,000               493,900
TJX Companies                       30,000               987,000
Venator Group                       42,000(b)            640,500
Williams-Sonoma                     18,000(b)            428,580
Total                                                  8,642,008

Textiles & apparel (1.1%)
Abercrombie & Fitch                 25,000(b)            439,750
Coach                               30,000(b)            795,300
Jones Apparel Group                 27,000(b)            688,230
Total                                                  1,923,280


See accompanying notes to investments in securities.

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25   AXP PROGRESSIVE FUND -- ANNUAL REPORT

Issuer                              Shares              Value(a)

Transportation (1.4%)
Burlington Northern Santa Fe        22,700              $607,225
Expeditors Intl of Washington       15,000               710,250
Norfolk Southern                    73,000             1,176,760
Total                                                  2,494,235

Utilities -- electric (6.6%)
Calpine                             34,400(b)            784,664
Citizens Communications             68,000(b)            639,200
Entergy                             44,900             1,596,644
MDU Resources Group                 29,000               677,730
NRG Energy                          30,000(b)            486,300
PG&E                                45,000               684,000
Pinnacle West Capital               30,000             1,191,000
PPL                                 10,000               326,000
Public Service Co of
  New Mexico                        35,400               892,434
Public Service Enterprise Group     21,000               893,550
Reliant Energy                      20,400               536,928
TXU                                 31,000             1,435,920
UtiliCorp United                    31,000               868,310
Xcel Energy                         30,000               844,500
Total                                                 11,857,180

Utilities -- gas (2.3%)
Dynegy Cl A                         33,200             1,150,380
Equitable Resources                 27,200               816,272
Kinder Morgan                       28,300             1,392,643
Questar                             36,000               726,480
Total                                                  4,085,775

Utilities -- telephone (1.6%)
BroadWing                           33,000(b)            530,640
Telephone & Data Systems            16,000             1,508,800
Western Wireless Cl A               24,000(b)            810,720
Total                                                  2,850,160

Total common stocks
(Cost: $214,480,871)                                $169,619,430

Short-term securities (6.4%)
Issuer      Annualized              Amount              Value(a)
           yield on date          payable at
            of purchase            maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
  12-19-01     2.16%            $3,300,000            $3,280,231
Federal Home Loan Mtge Corp Disc Nts
  11-28-01     2.28              1,100,000             1,095,098
  12-13-01     2.69                200,000               198,890
Federal Natl Mtge Assn Disc Nts
  10-05-01     3.45                400,000               399,732
  11-15-01     3.35              3,600,000             3,583,412
  11-29-01     3.37              2,200,000             2,190,035
  12-20-01     2.20                800,000               795,149

Total short-term securities
(Cost: $11,546,398)                                  $11,542,547

Total investments in securities
(Cost: $226,027,269)(e)                             $181,161,977


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2001, the value of foreign securities represented 0.30% of net assets.
(d) Security is partially or fully on loan. See Note 5 to the financial statements.
(e) At Sept. 30, 2001, the cost of securities for federal income tax purposes was $228,669,462 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $ 14,160,200
     Unrealized depreciation                                      (61,667,685)
                                                                  -----------
     Net unrealized depreciation                                 $(47,507,485)
                                                                 ------------

--------------------------------------------------------------------------------
26   AXP PROGRESSIVE FUND -- ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Progressive Fund, Inc.
Fiscal year ended Sept. 30, 2001

Class A
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                         Per share
Dec. 21, 2000                                                        $0.02628

Capital gain distribution taxable as long-term capital gain.
Payable date                                                         Per share
Dec. 21, 2000                                                        $0.92574
Total distributions                                                  $0.95202

Class B
Capital gain distribution taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 21, 2000                                                        $0.92574
Total distributions                                                  $0.92574

Class C
Income distribution taxable as dividend income, none qualifying for deductions by corporations.

Payable date                                                         Per share
Dec. 21, 2000                                                        $0.03472

Capital gain distribution taxable as long-term capital gain.
Payable date                                                         Per share
Dec. 21, 2000                                                        $0.92574
Total distributions                                                  $0.96046

Class Y
Capital gain distribution taxable as long-term capital gain.
Payable date                                                         Per share
Dec. 21, 2000                                                        $0.92574
Total distributions                                                  $0.92574

--------------------------------------------------------------------------------
27   AXP PROGRESSIVE FUND -- ANNUAL REPORT

AXP Progressive Fund                                             PRSRT STD AUTO
70100 AXP Financial Center                                        U.S. POSTAGE
Minneapolis, MN 55474                                                 PAID
                                                                    AMERICAN
americanexpress.com                                                  EXPRESS






Ticker Symbol
Class A: INPRX     Class B: IPRBX
Class C: N/A       Class Y: N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                                S-6449 V (11/01)